UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2006
NNN 2003 Value Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
Explanatory Note
Pro Forma Condensed Consolidated Balance Sheet
Pro Forma Condensed Consolidated Statement of Operations
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K on January 30, 2006, or the Form 8-K, reporting our disposition of the Oakey Building located in Las Vegas, Nevada, as described in such Form 8-K. This amendment on Form 8-K/A hereby amends the Form 8-K to provide the pro forma financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

Page No.
NNN 2003 Value Fund, LLC:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005	4
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2005	5
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	6

Explanatory Note
On January 24, 2006, Triple Net Properties, LLC, or our Manager, sold the Oakey Building, or the Property, located in Las Vegas, Nevada on behalf of NNN Oakey Building 2003, LLC, to Trans-Aero Land & Development Company, or Buyer, an unaffiliated third party for $22,250,000. The sale resulted in an actual net gain of $5,593,000 (based on the assets and liabilities in place as of the actual sales date). NNN 2003 Value Fund, LLC, or the Company, owned a 75.4% interest in the Property through our membership interest in NNN Oakey Building 2003, LLC. A rent guaranty of $1,424,000 was held in escrow and will be paid to the Buyer on a monthly basis over time. Upon closing, disbursement payments to our Manager were made as follows: (i) construction management fees in the amount of $169,000, of which we paid $128,000; and (ii) loan refinancing fees of $106,000, of which we paid $80,000. Our cash proceeds were $6,722,000 after closing costs, other transaction expenses and distributions to the minority interest holders. A property disposition fee of $500,000, or 2.2% of the total sales price, of which we paid $336,000, was paid to Triple Net Realty, Inc., or Realty, of which 75.0% was passed through to our Manager pursuant to the terms of an agreement between our Manager and Realty. Sales commissions of $668,000, or 3.0% of the total sales price, of which we paid $503,000, were paid to unaffiliated brokers. We paid an additional $117,000 to our Manager as an incentive payment, based on the performance of the Property.
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by us as of the date set forth below. The pro forma consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our historical financial statements, including the notes thereto. Our historical consolidated financial statements for the year ended December 31, 2005 are included in our annual report on Form 10-K filed on March 30, 2006, or our Form 10-K. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet is presented as if the disposition of the Property had occurred December 31, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005 is presented as if the disposition of the Property had occurred as of January 1, 2005.
The accompanying pro forma consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Balance Sheet
December 31, 2005
(Unaudited)

	Company	Sale of Oakey		Company
	Historical	Building		Pro forma

ASSETS
Real estate investments:
Operating properties, net	$32,952,000	$—		$32,952,000
Land held for development	730,000			730,000
Properties held for sale, net	62,019,000	(12,233,000	)(A)	49,786,000
Investments in unconsolidated real estate	5,631,000	—		5,631,000

	101,332,000	(12,233,000)		89,099,000

Cash and cash equivalents	10,760,000	6,769,000	(A)	17,529,000
Investment in marketable securities	1,860,000	—		1,860,000
Accounts receivable, net	273,000			273,000
Accounts receivable from related parties	721,000			721,000
Restricted cash	4,049,000	—		4,049,000
Identified intangible assets, net	5,240,000	—		5,240,000
Other assets, net	794,000			794,000
Other assets — properties held for sale	17,861,000	(1,595,000	)(A)	16,266,000
Notes receivable	2,300,000	—		2,300,000

Total assets	$145,190,000	$(7,059,000)		$138,131,000

LIABILITIES, MINORITY INTERESTS AND UNIT HOLDERS’ EQUITY
Mortgage loans payable and other debt	$26,415,000	$—		$26,415,000
Mortgage loans payable secured by properties held for sale	67,077,000	(8,757,000	)(A)	58,320,000
Accounts payable and accrued liabilities	3,833,000	(951,000	)(A)	2,882,000
Accounts payable due to related parties	330,000	(273,000	)(A)	57,000
Advance from related party	1,385,000			1,385,000
Security deposits and prepaid rent	406,000			406,000
Other liabilities — properties held for sale	2,242,000			2,242,000

	101,688,000	(9,981,000)		91,707,000

Minority interests	1,368,000	—		1,368,000
Minority interests — property held for sale	1,613,000	(1,432,000	)(A)	181,000

	2,981,000	(1,432,000)		1,549,000

Commitments and contingencies
Unit holders’ equity	40,522,000	4,354,000	(A), (B)	44,876,000
Accumulated other comprehensive loss	(1,000)	—		(1,000)

Total unit holders’ equity	40,521,000	4,354,000		44,875,000

Total liabilities and unit holders’ equity	$145,190,000	$(7,059,000)		$138,131,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NNN 2003 Value Fund, LLC
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2005
(Unaudited)

	Company	Sale of Oakey	Company
	Historical	Building (C)	Pro forma

Revenues:
Rental	$2,194,000	$—	$2,194,000
Expenses:		—
Rental	1,714,000	—	1,714,000
General and administrative	1,298,000	—	1,298,000
Depreciation and amortization	943,000	—	943,000

	3,955,000	—	3,955,000

Loss before other income (expense)	(1,761,000)	—	(1,761,000)
Other (expense) income:
Interest (including amortization of deferred financing costs)	(1,158,000)	—	(1,158,000)
Interest and dividend income	416,000	—	416,000
Gain on sale of marketable securities	344,000		344,000
Equity in earnings and gain on sale of unconsolidated real estate	2,510,000	—	2,510,000
Minority interests	(166,000)	—	(166,000)

Income from continuing operations	$185,000	$—	$185,000

Weighted-average number of units outstanding — basic and diluted	10,000	—	10,000

Income from continuing operations per unit — basic and diluted	$18.50	$—	$18.50

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS
For the Year Ended December 31, 2005
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	Adjustments have been made for the sale of the Property of which we owned 75.4% to an unaffiliated party for $22,250,000, and therefore the entire balance of our properties held for sale and assets held for sale (primarily lease commissions, loan fees and straight line rent receivables) directly associated with the Property have been removed. We would have received pro forma net cash proceeds of $6,769,000, after payment of accrued property taxes, accrued interest, accounts payable paid through escrow, closing costs and other transaction expenses.

(B)	The change in unit holders’ equity as a result of the sale is due to the following:

Pro forma gain on sale	$5,603,000
Minority interest in gain on sale	(1,249,000)

Net change in unit holders’ equity	$4,354,000

(C)	Actual revenues and expenses of the Property for the year ended December 31, 2005 were presented as discontinued operations in our consolidated financial statements in the Form 10-K for the year ended December 31, 2005. As such, there are no pro forma adjustments to continuing operations. Income from discontinued operations would have decreased by the amount of income recorded related to the Property of $504,000, or $50.40 per share for the year ended December 31, 2005. The pro forma results exclude the impact of the gain on sale and costs related to the disposition.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
Date: April 10, 2006	By:	/s/ Richard T. Hutton, Jr.
		Name:	Richard T. Hutton, Jr.
		Title:	Chief Executive Officer